                                                                 EXHIBIT 10.25

                                [CARDIOMETRICS]
                                   Letterhead


April 22, 1996

To:     Philip Monks
        Cordis International, S.A.

From:   Mike Sorna
        Cardiometrics, Inc.

Re:     Extension of Contract

This document represents an addendum to the Cordis - Cardiometrics Distribution Agreement signed April 1, 1995. This represents a distribution agreement that will be in effect through December 31, 1996. By November, 1996, discussions will have taken place regarding extension with a possibility of including
[ * * ] and [ * * ] effective January 1, 1997. Upon agreement of forecasts for each area which includes a minimum monthly agreed to non-cancelable P.O. for the following products and a minimum forecast to ensure exclusivity of distribution for the "Products" in the countries as agreed to and included in the distribution agreement. Following is the agreed to minimum purchase commitment and forecast:

1.      Monthly minimum non-cancelable P.O. requirements.

                 May    June    July    Aug     Sept.   Oct.    Nov.    Dec.    Total
                 ---    ----    ----    ---     -----   ----    ----    ----    -----
FloWire
*FloMap
*FloMap II                                       **
SmartWire
SmartMap

*FloMap II purchase can be changed to FloMap as needed for equal dollar value.

2.      Forecast to be attained to retain exclusive distribution.

                 May    June    July    Aug     Sept.   Oct.    Nov.    Dec.    Total
                 ---    ----    ----    ---     -----   ----    ----    ----    -----
FloWire
*FloMap
*FloMap II                                       **
SmartWire
SmartMap

*FloMap II purchase can be changed to FloMap as needed for equal dollar value.

Any additional countries that may be requested to be added to contract will have to include an additional approval and monthly non-cancelable P.O.'s and minimum forecast will have to be agreed to and approved by both parties. Therefore, any potential additional countries would be written up as an addendum to the above.


Sincerely,

/s/ Michael J. Sorna        /s/ Meno Nassi           /s/ Philip Monks
Michael J. Sorna            Meno Nassi               Philip Monks
Vice President              President and CEO        Vice President
Cardiometrics, Inc.         Cardiometrics, Inc.      Cordis International S.A.

** Confidential treatment requested.